Transactions With Related Parties	12 Months Ended
Dec. 31, 2011
Related Party Transactions Disclosure [Text Block]
23.      TRANSACTIONS WITH RELATED PARTIES

The Company provides wind farm management services to entities that are controlled by the Company’s Chief Executive Officer and family members. This revenue is shown in Note 21 Business Segments.  The fees are billed at rates similar to fee structures charged to unrelated parties.

Pursuant to the limited liability company operating agreement of Woodstock Hills, the Company’s ownership percentage of cash, income, gain, loss, and deductions of 99.9% will be reduced to 20% at the time that it has received a cumulative 12% annual cash-on-cash return on its original investment of $400,000 which is not expected to occur for at least six years. The Company’s CEO is the sole minority interest member.